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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported)     AUGUST 4, 2000
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                                 HEARTSOFT, INC.
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             (Exact name of registrant as specified in its charter)


    DELAWARE                       033-23138-D                   87-0456766
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(State or other                    (Commission                (I.R.S. Employer
  jurisdiction                     File Number)              Identification No.)
of incorporation)


             3101 NORTH HEMLOCK CIRCLE, BROKEN ARROW, OKLAHOMA 74012
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                  (Address of principal executive offices)





Registrant's telephone number, including area code       (918) 362-3600
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          (Former name or former address, if changed since last report)

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ITEM 8.           CHANGE IN FISCAL YEAR

                  On August 4, 2000, the Board of Directors of Heartsoft, Inc. (the "Company") determined to change the fiscal year of the Company from the period beginning April 1 and ending March 31 to the period beginning July 1 and ending June 30. Such change in the Company's fiscal year will be effective commencing with the fiscal year beginning July 1, 2000. The Company will file a transition report, which the Company expects will be filed on Form 10-KSB, for the transition period from April 1, 2000 to June 30, 2000 in accordance with and within the time periods provided in Rule 15d-10 under the Securities Exchange Act of 1934, as amended.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 HEARTSOFT, INC.
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                                                 (Registrant)

           August 14, 2000             /s/ Benjamin P. Shell
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                                                 (Signature)
                                       Chairman of the Board, President and
                                       Chief Executive Officer